Exhibit 10.5

SIXTH AMENDMENT
TO
CREDIT AGREEMENT
dated as of
October 9, 2012
among

SOLANA RESOURCES LIMITED,
as Borrower,

GRAN TIERRA ENERGY INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Global Coordinator,

and
The Lenders Party Hereto

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) dated as of October 9, 2012, is among SOLANA RESOURCES LIMITED, a corporation duly formed and existing under the laws of the Province of Alberta, Canada (the “Borrower”); GRAN TIERRA ENERGY INC., a corporation formed and existing under the laws of the State of Nevada (the “Parent”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and as global coordinator; and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 30, 2010, as amended by that certain First Amendment to Credit Agreement dated as of August 31, 2010, that certain Second Amendment to Credit Agreement dated as of November 5, 2010, that certain Third Amendment to Credit Agreement dated as of January 20, 2011, that certain Fourth Amendment to Credit Agreement dated as of February 14, 2011 and that certain Fifth Amendment to Credit Agreement dated as of May 18, 2012, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Sixth Amendment refer to Sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.02.
(a)    The following definitions contained in Section 1.02 are hereby amended and restated in their entirety to read as follows:
“Material Documents” means, collectively, each Merger Document, each Offtake Agreement, each Concession Agreement, and each Swap Agreement to which any Credit Party is a party.
“Material Subsidiary” means (a) Solana Petroleum Exploration, (b) Gran Tierra Energy Colombia, (c) as of any date of determination, any Subsidiary that (i) owns or has an interest in any Property assigned value in the Borrowing Base then in effect, as determined by the Administrative Agent, or (ii) does business in Colombia, and (d) from and after the date on which the amount of the Borrowing Base first exceeds $20,000,000 (even if the amount of the Borrowing Base subsequently falls to or below $20,000,000), any Subsidiary that at any time owns or has an interest in Oil and Gas Properties that have produced Hydrocarbons at any time since such date (even if such Subsidiary subsequently ceases to own or have an interest in such Oil and Gas Properties or such production subsequently ceases); provided that the term “Material Subsidiary” shall not include (i) the Borrower, (ii)

any Subsidiary that would constitute a “Material Subsidiary” under clause (d) above solely as a result of the ownership of or interest in Oil and Gas Properties located in Argentina or (iii) prior to the consummation of the Merger, Petrolifera (provided that for the avoidance of doubt, from and after the consummation of the Merger, Petrolifera shall be a Material Subsidiary for all purposes).
“Solana Petroleum Exploration” means Solana Petroleum Exploration (Colombia) Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands with registration number 81572; provided that from and after the date on which the Merger is consummated, each reference to the term “Solana Petroleum Exploration” wherever it appears herein and in the other Loan Documents shall refer to Petrolifera (as the surviving entity pursuant to the Merger).
(b)    The following definitions are hereby added where alphabetically appropriate:
“Companies Law” means the Companies Law (2011 Revision) of the Cayman Islands as amended from time to time.
“Farmout Concession Agreements” means, collectively, all of the following agreements: (i) Concession Agreement for the Exploitation, Development and Production of Oil and Natural Gas REC-T-155 No. 48610.001427/2008-39, executed by and between Gran Tierra Brasil and ANP; (ii) Concession Agreement for the Exploitation, Development and Production of Oil and Natural Gas REC-T-224 No. 48610.001426/2008-94, executed by and between Gran Tierra Brasil and ANP; (iii) Concession Agreement for the Exploitation, Development and Production of Oil and Natural Gas REC-T-129 No. 48610.001443/2008-21, executed by and between Gran Tierra Brasil and ANP; and (iv) Concession Agreement for the Exploitation, Development and Production of Oil and Natural Gas REC-T-142 No. 48610.001446/2008-65, executed by and between Gran Tierra Brasil and ANP.
“Merger” means the merger of Solana Petroleum Exploration and Petrolifera pursuant to which Solana Petroleum Exploration will merge into and with Petrolifera with Petrolifera continuing as the surviving company under the laws of the Cayman Islands.
“Merger Conditions” means the satisfaction (or waiver in accordance with Section 12.02) of each of the following conditions:
(a)    The Administrative Agent shall be reasonably satisfied with the terms, conditions and documentation of the Merger and the Merger Documents.
(b)    The Administrative Agent shall have received a certificate of a Director of Solana Petroleum Exploration or its parent (for matters in respect of Solana Petroleum Exploration or its parent) or a Responsible Officer of Petrolifera (for matters in respect of Petrolifera) certifying that: (i) Solana Petroleum Exploration and Petrolifera are concurrently consummating the Merger in accordance with Part XVI of the Companies Law and the terms of the Merger Documents (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto); (ii) attached thereto is a true and complete copy of the Plan of Merger, a certificate of good standing in respect of Petrolifera as the surviving company, a certificate of good standing in respect of Solana Petroleum Exploration as the merging company, director's declarations of Petrolifera, director's declarations of Solana Petroleum Exploration, written resolutions of the sole shareholder of Petrolifera, written resolutions of the sole shareholder of Solana Petroleum Exploration, in each case filed or to be filed with the Registrar of Companies of the Cayman Islands in connection with the Merger; (iii) attached thereto is a true and complete copy of the Amendment and Restated Memorandum of Association and Articles of Association of Solana Petroleum Exploration adopted on 8 May 1998, as amended by a Special Resolution of the sole shareholder of Solana Petroleum Exploration adopted on 17 May 2012; and (iv) attached thereto is a true and complete copy of the Amendment and Restated Memorandum of Association of Petrolifera adopted by a Special Resolution of the sole shareholder of Petrolifera adopted 14 August 2012.
(c)    The Administrative Agent shall have received evidence satisfactory to it that all Governmental Requirements and third-party consents and approvals necessary or advisable in connection with the Merger have been obtained (without the imposition of any conditions not already satisfied) and are in full force and effect; and all applicable waiting periods have expired without any action being taken by any competent authority; and no law or regulation is applicable that restrains, prevents or imposes materially adverse conditions upon the Merger.
(d)    The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary or a Director of each of Solana Petroleum Exploration and Petrolifera setting forth (i) resolutions of their respective sole shareholders and board of directors with respect to the authorization of the Merger and of such Person to execute and deliver the Merger Documents (and Loan Documents in the case of Petrolifera) to which it is a party and to enter into the transactions contemplated in those documents, (ii) in the case of Petrolifera, the officers or directors of such Person (y) who are authorized to sign the Loan Documents to which such Person is a party and (z) who will, until replaced by another director, officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents to which it is a party, (iii) in the case of Petrolifera, specimen signatures of such authorized officers, and (iv) the memorandum of association, the articles of association and the certificate of incorporation and bylaws (or other organizational documents) of such Person, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
(e)    The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments described on Annex I attached to the Sixth Amendment to Credit Agreement dated as of October 9, 2012 among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto (other than the letters described in clause 4 thereof, which shall be delivered not later than 10 Business Days after the consummation of the Merger), together with share certificates, share transfer instruments, registers, direction letters, acknowledgement notices, memoranda and any other documents in connection with the Liens created thereby as the Administrative Agent may reasonably require. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall have received:
(i)    appropriate governmental or third party search certificates as it may require reflecting no prior Liens encumbering the Properties of Petrolifera for each of the following jurisdictions: Colombia, the Cayman Islands, Barbados and any other jurisdiction requested by the Administrative Agent, other than those permitted by Section 9.03.

(ii)    evidence satisfactory to it that (A) Petrolifera has guaranteed the Indebtedness pursuant to the Guaranty Agreement and (B) the Security Instruments create first priority, perfected Liens on all of the economic rights of Petrolifera under each Concession Agreement to which each is a party, except for the Petrolifera Excluded Concession Agreements;
(iii)    except for Offtake Agreements related to the Petrolifera Excluded Concession Agreements, a duly executed agreement of the Offtaker under each Offtake Agreement to which Petrolifera is a party, in form and substance satisfactory to the Administrative Agent, pursuant to which such Person (and any other Person obligated to make payments thereunder) shall agree to make all payments under such Offtake Agreement to the relevant Collection Account.
(iv)    evidence satisfactory to it that all of the Equity Interests in Petrolifera has been pledged to the Administrative Agent for the benefit of the Secured Parties pursuant to the Security Instruments, and to the extent applicable, the Administrative Agent shall have received an undated, blank stock transfer form representing all of the issued and outstanding Equity Interests of Petrolifera;
(v)    evidence satisfactory to it that all filings, registrations and recordings have been made in the appropriate governmental offices, and all other actions have been taken, which shall be necessary or advisable (A) to effectuate the Merger and (B) to create first priority, perfected Liens on the Collateral of Petrolifera pursuant to the Security Instruments; and
(vi)    evidence satisfactory to the Administrative Agent that each Colombian Security Document to which Petrolifera is a party has been (A) duly subscribed and delivered and (B) duly filed and recorded before the competent Chamber of Commerce.
(f)    The Administrative Agent shall have received an opinion of (i) Gamboa & Chalela, special Colombian counsel to the Parent and the Borrower, in form and substance satisfactory to the Administrative Agent, and (ii) Maples and Calder, special Cayman Islands counsel to Petrolifera, in form and substance satisfactory to the Administrative Agent.
(g)    The Administrative Agent shall have received a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.11 (including with respect to Petrolifera).
(h)    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section 7.03.
(i)    The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money launder rules and regulation, including but not restricted to the USA PATRIOT Act, with respect to Petrolifera.

“Merger Documents” means that certain Plan of Merger dated as of 8 October, 2012, director’s declarations of Petrolifera, director’s declarations of Solana Petroleum

Exploration, written resolutions of the sole shareholder of Petrolifera, written resolutions of the sole shareholder of Solana Petroleum Exploration, minutes of a meeting of the Directors of Petrolifera and minutes of the meeting of the Directors of Solana Petroleum Exploration, in each case executed in connection with the Merger under Part XVI of the Companies Law.
    “Petrolifera” means Petrolifera Petroleum (Colombia) Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands with registration number 271065.
“Petrolifera Excluded Concession Agreements” means, collectively, all of the agreements to which Petrolifera is a party to prior to the Merger, which consist of the following:

Concession Agreements	Working Interest
Exploration and Production Contract No. 18 of 2008 for the Turpial Sector dated June 26, 2008	50%
Exploration and Production Contract No. 07 of 2007 for the Sierra Nevada Sector dated April 11, 2007	100%
Exploration and Production Contract No. 55 of 2009 for the Magdalena Sector dated September 19, 2009	100%

2.2    Amendment to Section 8.14. Section 8.14 is hereby amended by adding the following new subsection (f) at the end thereof to read as follows:
(f)    Notwithstanding the foregoing, the Administrative Agent may waive any obligation of a Credit Party to grant a Lien on any property or to provide any item of collateral pursuant to this Section 8.14 if in the sole judgment of the Administrative Agent the cost or other consequences of granting a Lien on such property or providing such collateral shall be excessive in view of the benefits to be obtained by the Lenders therefrom.
2.3    Amendment to Section 9.10. Section 9.10 is hereby amended by adding the following new sentence at the end thereof to read as follows:
Notwithstanding the foregoing, Solana Petroleum Exploration may merge with and into Petrolifera, with Petrolifera as the surviving entity, pursuant to and in accordance with the Merger Documents; provided that (a) no Default or Event of Default then exists or would exist after giving effect thereto, (b) the Merger Conditions shall have been satisfied, (c) immediately after the Merger becomes effective, the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that the Merger has been consummated pursuant to and in accordance with the Merger Documents and applicable law and that attached thereto is a true and complete copy of the Certificate of Merger as issued by the Registrar of Companies in the Cayman Islands, (d) immediately prior thereto, the Borrower shall have delivered to the Administrative Agent such Security Instruments in form and substance satisfactory to the Administrative, such that immediately after giving effect thereto (subject to the taking of any action to record or file such Security Instruments as may be required or advisable under applicable law), Solana Petroleum Exploration (as the survivor to the Merger) is in compliance with Section 8.14.
2.4    Amendments to Section 9.11. Section 9.11 is hereby amended as follows:
(a)    “and” is deleted from the end of Section 9.11(i);
(b)    the period at the end of Section 9.11(i) is replaced with “; and”; and
(c)    the following subsections (j) and (k) are hereby added at the end of Section 9.11:

(j) farmouts of the Farmout Concession Agreements and assignments in connection with such farmouts; provided that a farmout of any Farmout Concession Agreement shall not exceed a 50% interest in each such Farmout Concession Agreement; and

(k)    the sale of any Oil and Gas Properties related to the Petrolifera Excluded Concession Agreements.

Section 3.    Conditions Precedent. This Sixth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Sixth Amendment Effective Date”):
3.1    The Administrative Agent shall have received from the Lenders, the Borrower, the Parent and the Subsidiary Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Persons.
3.2    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached thereto are true and complete copies of the Plan of Merger dated 8 October, 2012, director’s declarations of Petrolifera, director’s declarations of Solana Petroleum Exploration, written resolutions of the sole shareholder of Petrolifera, written resolutions of the sole shareholder of Solana Petroleum Exploration, minutes of a meeting of the Directors of Petrolifera and minutes of the meeting of the Directors of Solana Petroleum Exploration, in each case, executed in connection with the Merger under Part XVI of the Companies Law.

3.3    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that provided therein is a complete list of all existing Offtake Agreements to which Petrolifera is a party.
3.4     No Default shall have occurred and be continuing, after giving effect to the terms of this Sixth Amendment.
Section 4.    The Parent and the Borrower each covenants and agrees with the Lenders that: (a) after the Merger, the economic integration of the Colombian Branch of each of Solana Petroleum Exploration and Petrolifera will occur promptly, but in any event within 90 days after the Merger; (b) the ANH will be notified within five days of the occurrence of such economic integration referred to in clause (a) as evidenced by the registration with the Chamber of Commerce of the public deed related to such economic integration; and (c) if the ANH requires any amendment or modification to any of the Concession Agreements in connection with the Merger, the Parent and the Borrower shall cause such amendment or modification to be approved by the ANH within nine months of the ANH notifying any Credit Party of such requirement.
Section 5. Miscellaneous.

5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. The Borrower and the Parent each hereby: (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Sixth Amendment Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.
5.3    Loan Document. This Sixth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
5.4    Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:    SOLANA RESOURCES LIMITED
By:      /s/ Dana Coffield
Name: Dana Coffield
Title:    President & CEO

PARENT:    GRAN TIERRA ENERGY INC.
By:    /s/ Dana Coffield
Name: Dana Coffield
Title:    President & CEO

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Sixth Amendment to Credit Agreement

LEGAL_US_W # 71909785

ADMINISTRATIVE AGENT:    WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:        /s/ Juan Carlos Sandoval
Name:    Juan Carlos Sandoval
Title:    Director

By:
Name:
Title:

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Sixth Amendment to Credit Agreement

LEGAL_US_W # 71909785

RATIFICATION AND AFFIRMATION

Each of the undersigned Guarantors hereby: (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Sixth Amendment Effective Date (as defined in this Sixth Amendment) each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

EXECUTED AS A DEED by:
SOLANA PETROLEUM EXPLORATION
(COLUMBIA) LIMITED
/s/ Eduardo Passos
Eduardo Passos
C.P.F. 229.719.125-15              By:     /s/ Julio Moreira
Name: Julio Moreira
Title:    Director

GRAN TIERRA EXCHANGECO INC.

By:     /s/ Dana Coffield
Name: Dana Coffield
Title:    President & CEO

EXECUTED AS A DEED by:
GRAN TIERRA ENERGY INTERNATIONAL
HOLDINGS LTD.
/s/ Eduardo Passos
Eduardo Passos
C.P.F. 229.719.125-15                By:     /s/ Julio Moreira
Name: Julio Moreira
Title:    Director

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Sixth Amendment to Credit Agreement

LEGAL_US_W # 71909785

EXECUTED AS A DEED by:
GRAN TIERRA ENERGY CAYMAN
ISLANDS INC.
/s/ Eduardo Passos
Eduardo Passos
C.P.F. 229.719.125-15                By:    /s/ Julio Moreira
Name: Julio Moreira
Title:    Director

ARGOSY ENERGY, LLC

By:     /s/ Julio Moreira
Name: Julio Moreira
Title:    Manager

GRAN TIERRA ENERGY COLOMBIA, LTD.
By: Argosy Energy, LLC, the general partner of
Gran Tierra Energy Colombia, Ltd.

By:     /s/ Julio Moreira
Name: Julio Moreira
Title:    Manager

GRAN TIERRA ENERGY BRASIL LTDA.

By:     /s/ Julio Moreira
Name: Julio Moreira
Title:    President

WITNESSES:

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Sixth Amendment to Credit Agreement

LEGAL_US_W # 71909785

/s/ Joselito Carvalho Santos Name: Joselito Carvalho Santos ID: 673.276.805.00	/s/ Carlito Farias da Silva Filho Name: Carlito Farias da Silva Filho ID: 807.894.205-20

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Sixth Amendment to Credit Agreement

LEGAL_US_W # 71909785

Annex I
Security Instruments

1)	Assumption Agreement, executed by Petrolifera Petroleum (Colombia) Limited in favor of the Administrative Agent

2)	Supplement to Guaranty and Collateral Agreement, executed by Gran Tierra Energy International Holdings Limited in favor of the Administrative Agent
3)    UCC-1 Financing Statements in respect of item 1, by

a)	Petrolifera Petroleum (Colombia) Limited (filed with the Recorder of Deeds of the District of Colombia)

4)	Letters of Instruction / Consent and Agreements by:

a)	Ecopetrol S.A.—Commercial offer to purchase crude from Chaza and Guayuyaco, from Solana Petroleum Exploration Colombia Limited dated July 27, 2011.

b)	Emerald Energy PLC Sucursal Colombia and Solana Petroleum Exploration Colombia Limited – Purchase Agreement of crude from Chaza, Santana and Guayuyaco dated May 13, 2012.

c)
Petrobras Colombia Limited and Solana Petroleum Exploration Colombia Limited – Sale –Purchase Agreement of crude from Jilguero and Melero Fields which correspond to the Garibay E&P, dated June 29, 2012.

5)
Share Mortgage creating an equitable charge over the Shares in Petrolifera Petroleum (Colombia) Limited by Gran Tierra Energy International Holdings Ltd. in favor of the Administrative Agent and the Secured Parties (both as defined in the Guaranty and Collateral Agreement).

6)
(i) Notation on Register of Members of Petrolifera Petroleum Exploration (Colombia) Limited indicating charge on shares and providing details; and (ii) Entry on Register of Mortgages and Charges of Gran Tierra Energy International Holdings Ltd. (both with respect to item 5).

7)	Deposit Account Control Agreement among Petrolifera Petroleum (Colombia) Limited, Wells Fargo Bank, National Association

Annex I to
Sixth Amendment to Credit Agreement